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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 10, 2000

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      000-24923                   25-1799439
(State or jurisdiction       (Commission File Number)           (IRS Employer
  of incorporation)                                          Identification No.)

                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
               (Address of principal executive offices)(ZIP Code)

       Registrant's telephone number, including area code: (949) 483-4600

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On March 10, 2000, Conexant Systems, Inc. ("Conexant" or the "Company") completed its previously-announced acquisition of Maker Communications, Inc. ("Maker"), a leading provider of programmable, high-performance network processors, software solutions and development tools. Maker will operate as part of Conexant's Network Access Division. Conexant will also use the Maker facilities as the Company's base of operations in the eastern U.S. for its network access business.

Conexant issued 0.66 of a share of its common stock, par value $1.00 per share, in exchange for each share of Maker common stock, par value $0.01 per share. The total value of the consideration for the acquisition of Maker is approximately $957.1 million, based on the closing price of Conexant common stock on December 17, 1999 ($69.625). The transaction will be accounted for as a purchase.

The Company's press release dated March 13, 2000, announcing the completion of the acquisition of Maker, is filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

         The financial Statements of Maker Communications, Inc. on pages F-1 through F-19 of Conexant's Form 8-K Current Report dated February 16, 2000 are incorporated herein by reference.

(b)      Pro forma financial information

         The unaudited pro forma condensed combined financial information on pages F-20 through F-25 of Conexant's Form 8-K Current Report dated February 16, 2000 are incorporated herein by reference.

(c)      Exhibits

2.1 Agreement and Plan of Merger, dated as of December 18, 1999, among Conexant Systems, Inc., Merlot Acquisition Corp. and Maker Communications, Inc., filed as Exhibit 2.01 to Conexant's Registration Statement on Form S-4 (Registration No. 333-96033), is incorporated herein by reference.

23.1     Consent of Arthur Andersen LLP

99.1 Press release dated March 13, 2000, announcing the completion of Conexant's acquisition of Maker Communications, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONEXANT SYSTEMS, INC.
                                        (Registrant)

Date: March 16, 2000                 By   /s/    DENNIS E. O'REILLY
                                             -----------------------------------
                                             Dennis E. O'Reilly
                                             Senior Vice President,
                                             General Counsel and Secretary


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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER           DESCRIPTION
-------           -----------

   23.1           Consent of Arthur Andersen LLP

   99.1 Press release dated March 13, 2000, announcing the completion of Conexant's acquisition of Maker Communications, Inc.